Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT

         In connection with the Report of Nascent Wine Company, Inc. (the "Company") on Form 10-KSB for the for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Sandro Piancone, Chief Executive Officer and William Lindberg, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Sandro Piancone

Sandro Piancone

Chief Executive Officer

April 5, 2007

/s/ William Lindberg

William Lindberg

Chief Financial Officer

April 5, 2007